Exhibit 10.3

SECOND AMENDMENT TO CREDIT AGREEMENT

      THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of March 14, 2005 (the “Amendment”) is entered into among Quanta Services, Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

      WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of December 19, 2003 (as amended and modified from time to time, the “Credit Agreement”); and

      WHEREAS, the Borrower has requested that the Lenders amend certain terms of the Credit Agreement as set forth below;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Amendments. The Credit Agreement is hereby amended as follows:

      (a) The word “and” at the end of clause (d) in the definition of “Cash Equivalents” in Section 1.01 is hereby deleted and replaced with a “,” and the following language is hereby added at the end of the definition of “Cash Equivalents” following clause (e) and shall read as follows:

, (f) Investments in money market mutual funds that comply with Rule 2a-7 under the Investment Company Act of 1940, as amended, (g) auction rate securities rated AAA (or the equivalent thereof) or better by at least two nationally recognized rating agencies and having a put/auction option no more than 90 days from the date of purchase, irrespective of whether taxable or tax free, and (h) variable rate demand notes having a letter of credit from an Approved Bank and having a put option no longer than seven days from the date of purchase, irrespective of whether taxable or tax free.

      (b) The definition of “Loan Documents” in Section 1.01 is hereby amended to read as follows:

      “Loan Documents” means this Agreement, each Note, each Letter of Credit, each Letter of Credit Application, each Joinder Agreement, the Collateral Documents, the Intercreditor Agreement, each Request for Credit Extension, each Compliance Certificate, the Fee Letter and each other document, instrument or agreement from time to time executed by the Borrower or any of its Subsidiaries or any Responsible Officer thereof and delivered in connection with this Agreement.

      (c) The following sentence is hereby added at the end of the definition of “Non-Cash Charges” in Section 1.01 and shall read as follows:

For the avoidance of doubt, Non-Cash Charges shall not include any depreciation expense.

      (d) The following definitions are hereby added in Section 1.01 in the appropriate alphabetical order and shall read as follows:

      “Intercreditor Agreement” means (i) that certain Intercreditor Agreement dated as of March 14, 2005 by and between the Administrative Agent, on behalf of the Lenders, and Federal Insurance Company, an Indiana corporation, its affiliates and subsidiaries and their respective co-sureties bound therein, and their respective successors and permitted assigns, as amended or modified from time to time in accordance with the terms hereof and thereof or (ii) any additional or replacement intercreditor agreement between the Administrative Agent and any Surety containing terms substantially identical to (unless any term is changed in a manner more favorable to the Lenders in the sole discretion of the Administrative Agent), and no less favorable to the Lenders than, the terms of the intercreditor agreement described in clause (i) above, as amended or modified from time to time in accordance with the terms hereof and thereof.

      “Surety” means (i) Federal Insurance Company, an Indiana corporation, its affiliates and subsidiaries and any other companies writing bonds for which the Underwriting Agreement is consideration (and other companies from whom such Person procures bonds for the Principal (as defined in the Underwriting Agreement)), and their co-sureties and reinsurors, and their respective successors and permitted assigns or (ii) any Person (together with its affiliates and subsidiaries and other companies writing bonds for which an Underwriting Agreement is consideration (and other companies from whom such Person procures bonds for the Principal (as defined in the Underwriting Agreement)) who replaces or supplements the Persons identified in clause (i) above under the Surety Credit Documents as executor or procurer of bonds pursuant to the Surety Credit Documents, and their co-sureties and reinsurors, and their respective successors and permitted assigns.

      “Surety Credit Documents” has the meaning specified in the Intercreditor Agreement (such incorporation to include the defined terms contained in the definition of Surety Credit Documents contained in the Intercreditor Agreement).

      “Surety Priority Collateral” has the meaning specified in the Intercreditor Agreement (such incorporation to include the defined terms contained in the definition of Surety Priority Collateral contained in the Intercreditor Agreement).

      “Underwriting Agreement” means (i) that certain Underwriting, Continuing Indemnity and Security Agreement dated as of March 14, 2005 by and among the Principal (as defined in the Intercreditor Agreement) and the Surety, as amended or modified from time to time in accordance with the terms hereof and thereof or (ii) any additional or replacement Underwriting, Continuing Indemnity and Security Agreement by and among the Principal (as defined in the Intercreditor Agreement) and the Surety containing terms substantially identical to (unless any term is changed in a manner more favorable to the Lenders in the sole discretion of the Administrative Agent), and no less favorable to the Loan Parties and the Lenders than, the terms of the Underwriting, Continuing Indemnity and Security Agreement described in clause (i) above, as amended or modified from time to time in accordance with the terms hereof and thereof.

      (e) Subsection (i) of Section 7.02(e) is hereby amended to read as follows:

(i) copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the Borrower may deliver, file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934 or to a holder of any Indebtedness owed by the Borrower or any Subsidiary in its capacity as such a holder (including, without limitation, copies of all notices and other information delivered to or received from the Surety) and not otherwise required to be delivered to the Administrative Agent pursuant hereto and

      (f) Clause (ii) of the proviso in the first sentence of the last paragraph of Section 7.02 is hereby amended to read as follows:

(ii) the Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent and each Lender of the posting of any such documents.

      (g) A new clause (f) is hereby added to Section 7.03 immediately following clause (e) in Section 7.03 and shall read as follows:

      (f) Promptly notify the Administrative Agent and each Lender of the occurrence of (i) any Event of Default under and as defined in the Underwriting Agreement or (ii) any fact, condition or event that only with the giving of notice or passage of time or both, would become an Event of Default under and as defined in the Underwriting Agreement.

      (h) The paragraph at the end of Section 7.03 is hereby amended to read as follows:

      Each notice pursuant to this Section 7.03(a), (b), (c), (d) and (f) shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. Each notice pursuant to Section 7.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached by any Loan Party. Each notice pursuant to Section 7.03(f) shall describe with particularity any and all provisions of any Surety Credit Document that have been breached.

      (i) The word “and” at the end of Section 8.01(o) is hereby deleted, and the “.” at the end of Section 8.01(p) is hereby deleted and replaced with “; and” and a new clause (q) is hereby added at the end of Section 8.01 and shall read as follows:

      (q) (i) Liens in favor of the Surety on the Surety Priority Collateral arising pursuant to any of the Surety Credit Documents; provided that such Liens remain subject to the terms of the Intercreditor Agreement and (ii) Liens (provided that those of the Surety shall be subject to the terms of the Intercreditor Agreement) arising as a matter of law which secure the obligations of the Borrower or any Subsidiary under any surety bond provided in the ordinary course of business.

      (j) Section 8.03(e) is hereby amended to read as follows:

      (e) (i) obligations of the Borrower under surety bonds provided in the ordinary course of business and (ii) obligations of the Borrower and its Subsidiaries under the Surety Credit Documents; provided that such obligations are subject to the terms of the Intercreditor Agreement;

      (k) Section 8.06(c) is hereby amended to read as follows:

      (c) provided that no Default or Event of Default exists immediately prior to and after giving effect to any such purchase, redemption, acquisition or retirement, (i) during the fiscal year ending December 31, 2005, the Borrower may make dividends and purchase, redeem, acquire or retire shares of its Capital Stock of any class or any warrants or options to purchase any such shares of its Capital Stock in an aggregate amount not to exceed $25,000,000 and (ii) subsequent to December 31, 2005, the Borrower may make dividends and purchase, redeem, acquire or retire shares of its Capital Stock of any class or any warrants or options to purchase any such shares of its Capital Stock in an aggregate amount not to exceed in any fiscal year an amount equal to twenty five percent (25%) of the sum of (i) Consolidated Net Income for the immediately prior fiscal year plus (ii) the amount of Non-Cash Charges for the immediately prior fiscal year (to the extent such Non-Cash Charges reduced Consolidated Net Income for such fiscal year).

      (l) The word “or” at the end clause (5) of Section 8.09(a) is hereby deleted and replaced with a “,” and the “.” at the end of Section 8.09(a) is hereby deleted and replaced with the word “or” and a new clause (7) is hereby added at the end of Section 8.09(a) and shall read as follows:

      (7) the Underwriting Agreement.

      (m) A new clause (d) is hereby added to Section 8.12 immediately following clause (c) and shall read as follows:

      (d) Amend or modify any of the terms of the Underwriting Agreement or the Indemnity Agreement (as defined in the Underwriting Agreement) if any such amendment or modification would add or change any terms in a manner adverse to the Lenders or the Indemnitors (as defined in the Intercreditor Agreement); provided that this Section 8.12(d) shall not prohibit any issuance of Bonds (as defined in the Underwriting Agreement), the joinder of or other change in any parties to the Surety Credit Documents in accordance with their terms or any amendments or modifications which do not require the consent of any Loan Party or Subsidiary.

      (n) The “.” at the end of the Section 9.01(n) is hereby deleted and replaced with “; or” and a new clause (o) is hereby added at the end of Section 9.01(n) and shall read as follows:

      (o) Underwriting Agreement. There shall occur an “Event of Default” under, and as defined in, the Underwriting Agreement.

      2. Authorization. The Lenders hereby approve the terms of any Intercreditor Agreement including the Intercreditor Agreement dated as of March 14, 2005 by and between the Administrative Agent, on behalf of the Lenders, and Federal Insurance Company, an Indiana corporation, in substantially the form attached hereto as Exhibit A, and authorize the Administrative Agent to execute and deliver such Intercreditor Agreement on behalf of all Lenders.

      3. Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:

      (a) Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Lenders holding a majority of the Revolving Commitments, the Required Lenders and the Administrative Agent;

      (b) Receipt by the Administrative Agent of a copy, certified by a Responsible Officer of the Borrower as true and complete, of (i) the Underwriting Agreement (together with all exhibits and schedules thereto) dated as of March 14, 2005 by the Borrower and certain of its affiliates and subsidiaries in favor of Federal Insurance Company, an Indiana corporation and (ii) the General Agreement of Indemnity (together with all exhibits and schedules thereto) dated as of December 2, 1999 executed by the Borrower, on its behalf and the behalf of its subsidiaries in favor of Federal Insurance Company, an Indiana corporation, its affiliates and subsidiaries and various other identified parties;

      (c) The Intercreditor Agreement shall have been executed and delivered by the Administrative Agent and Federal Insurance Company; and

      (d) Receipt by the Administrative Agent of all attorney fees of the Administrative Agent payable in connection with this Amendment and the Intercreditor Agreement referenced in clause (c) above.

      4. Miscellaneous.

      (a) The Credit Agreement, as amended by this Amendment, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

      (b) Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

      (c) The Borrower and the Guarantors hereby represent and warrant as follows:

      (i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

      (ii) This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable against such Loan Parties in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

      (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment, other than those that have already been obtained and are in full force and effect.

      (d) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement, and (ii) after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

      (e) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

      (f) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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      Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	QUANTA SERVICES, INC., a Delaware corporation
	By:	/s/ Dana A. Gordon
	Name:	Dana A. Gordon
	Title:	Vice President

GUARANTORS:	ARBY CONSTRUCTION, INC.
AUSTIN TRENCHER, INC.
CCLC, INC.
CONTI COMMUNICATIONS, INC.
CROCE ELECTRIC COMPANY, INC.
DILLARD SMITH CONSTRUCTION COMPANY
DRIFTWOOD ELECTRICAL CONTRACTORS, INC.
GLOBAL ENERCOM MANAGEMENT, INC.
GOLDEN STATE UTILITY CO.
H.L. CHAPMAN PIPELINE CONSTRUCTION, INC.
MANUEL BROS., INC.
MEARS GROUP, INC.
NETWORK ELECTRIC COMPANY
NORTH SKY COMMUNICATIONS, INC.
PARKSIDE SITE & UTILITY COMPANY CORPORATION
PARKSIDE UTILITY CONSTRUCTION CORP.
PWR FINANCIAL COMPANY
QPC, INC.
QSI, INC.
QUANTA DELAWARE, INC.
QUANTA GOVERNMENT SERVICES, INC.
QUANTA GOVERNMENT SOLUTIONS, INC.
QUANTA LVII ACQUISITION, INC.
QUANTA LVIII ACQUISITION, INC.
QUANTA LIX ACQUISITION, INC.
QUANTA LX ACQUISITION, INC.
QUANTA LXI ACQUISITION, INC.
QUANTA LXII ACQUISITION, INC.
QUANTA LXIII ACQUISITION, INC.
QUANTA LXIV ACQUISITION, INC.
QUANTA LXV ACQUISITION, INC.,
each a Delaware corporation

	By:	/s/ Dana A. Gordon
	Name:	Dana A. Gordon
	Title:	Vice President

QUANTA LXVI ACQUISITION, INC.
QUANTA LXVII ACQUISITION, INC.
QUANTA LXVIII ACQUISITION, INC.
QUANTA LXIX ACQUISITION, INC.
QUANTA LXX ACQUISITION, INC.
QUANTA LXXI ACQUISITION, INC.
QUANTA LXXII ACQUISITION, INC.
QUANTA LXXIII ACQUISITION, INC.
QUANTA UTILITY INSTALLATION
COMPANY, INC.
R.A. WAFFENSMITH & CO., INC.
SOUTHEAST PIPELINE CONSTRUCTION, INC.
SOUTHWESTERN COMMUNICATIONS, INC.
SPALJ CONSTRUCTION COMPANY
SUMTER UTILITIES, INC.
TOM ALLEN CONSTRUCTION COMPANY
TTGP, INC.
TTLP, INC.
TXLP, INC.
UNDERGROUND CONSTRUCTION CO., INC.
UTILITY LINE MANAGEMENT SERVICES, INC.
VCI TELCOM, INC.
W.C. COMMUNICATIONS, INC.,
each a Delaware corporation

By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

ADVANCED TECHNOLOGIES AND INSTALLATION CORPORATION, ALLTECK LINE CONTRACTORS (USA), INC. POTELCO, INC., each a Washington corporation
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

BRADFORD BROTHERS, INCORPORATED TTM, INC., each a North Carolina corporation
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

CMI SERVICES, INC. TRAWICK CONSTRUCTION COMPANY, INC., each a Florida corporation
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

CROWN FIBER COMMUNICATIONS, INC., a Virginia corporation
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

ENVIRONMENTAL PROFESSIONAL ASSOCIATES, LIMITED W.H.O.M. CORPORATION each a California corporation
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

FIVE POINTS CONSTRUCTION CO. MEJIA PERSONNEL SERVICES, INC. TRANS TECH ACQUISITION, INC. SOUTHWEST TRENCHING COMPANY, INC. each a Texas corporation
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

INTERMOUNTAIN ELECTRIC, INC., a Colorado corporation
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

IRBY CONSTRUCTION COMPANY, a Mississippi corporation
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

METRO UNDERGROUND SERVICES, INC. OF ILLINOIS, PROFESSIONAL TELECONCEPTS, INC., each an Illinois corporation
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

PAR ELECTRICAL CONTRACTORS, INC., a Missouri corporation
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

PROFESSIONAL TELECONCEPTS, INC., a New York corporation
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

THE RYAN COMPANY, INC., a Massachusetts corporation
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

QDE, LLC, a Delaware limited liability company
By:	PWR Financial Company, Its Sole Member
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

QUANTA ASSET MANAGEMENT LLC, a Delaware limited liability company
By:	QSI, Inc., Its Sole Member
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

TOTAL QUALITY MANAGEMENT SERVICES, LLC, a Delaware limited liability company COAST TO COAST, LLC, a California limited liability company
By:	Environmental Professional Associates, Limited, Its Sole Member
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

QUANTA UTILITY SERVICES, LLC, a Delaware limited liability company
By:	Mejia Personnel Services, Inc., Its Sole Member
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

TJADER, L.L.C. OKAY CONSTRUCTION COMPANY, LLC each a Delaware limited liability company
By:	Spalj Construction Company, Its Sole Member
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

MEARS/CPG LLC MEARS ENGINEERING/ LLC MEARS/HDD, LLC MEARS SERVICES LLC each a Michigan limited liability company
By:	Mears Group, Inc., The Sole Member of each of the foregoing limited liability companies
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

S.K.S. PIPELINERS, LLC, a Delaware limited liability company
By:	Arby Construction, Inc., Its Sole Member
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

TNS-VA, LLC, a Delaware limited liability company
By:	Professional Teleconcepts, Inc., Its Sole Member
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

NORTH HOUSTON POLE LINE, L.P. LINDSEY ELECTRIC, L.P. DIGCO UTILITY CONSTRUCTION, L.P. each a Texas limited partnership
By:	Mejia Personnel Services, Inc., Its General Partner
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

QUANTA SERVICES MANAGEMENT PARTNERSHIP, L.P. QUANTA ASSOCIATES, L.P. each a Texas limited partnerships
By:	QSI, Inc., Its General Partner
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

TRANS TECH ELECTRIC, L.P., a Texas limited partnership
By:	TTGP, Inc., Its General Partner
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

PWR NETWORK, LLC, a Delaware limited liability company
By:	PWR Financial Company, Its Sole Member
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

QUANTA RECEIVABLES, LP, a Delaware limited partnership
By:	PWR Network, LLC, Its General Partner
By:	PWR Financial Company, its Sole Member
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

Q RESOURCES, LLC, a Delaware limited liability company
By:	QSI, Inc., its Sole Member
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

ADMINSTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent
	By:	/s/ Suzanne M. Paul
	Name:	Suzanne M. Paul
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender, Swing Line Lender, L/C Issuer and Credit-Linked L/C Issuer
	By:	/s/ Gary L. Mingle
	Name:	Gary L. Mingle
	Title:	Senior Vice President

LENDERS:
LANDMARK III CDO LIMITED
	By:	Aladdin Capital Management LLC as Manager
	By:	/s/ Angela Bozorgmir
	Name:	Angela Bozorgmir
	Title:	Director

LANDMARK II CDO LIMITED
	By:	Aladdin Capital Management LLC as Manager
	By:	/s/ Angela Bozorgmir
	Name:	Angela Bozorgmir
	Title:	Director

LANDMARK I CDO LIMITED
	By:	Aladdin Capital Management LLC as Manager
	By:	/s/ Angela Bozorgmir
	Name:	Angela Bozorgmir
	Title:	Director

BALLANTYNE FUNDING LLC
	By:	/s/ Meredith J. Koslick
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

Hanover Square CLO Ltd. By: Blackstone Debt Advisors L.P. As Collateral Manager
	By:	/s/ Dean Craires
	Name:	Dean Criares
	Title:	Managing Director

Union Square CDO Ltd. By: Blackstone Debt Advisors L.P. As Collateral Manager
By:	/s/ Dean Craires
Name:	Dean Criares
Title:	Managing Director

Monument Park CDO Ltd. By: Blackstone Debt Advisors L.P. As Collateral Manager
By:	/s/ Dean Craires
Name:	Dean Criares
Title:	Managing Director

Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO IV, LTD., or an affiliate
By:	/s/ Nicole D. Kouba
Name:	Nicole D. Kouba
Title:	Vice President

Denali Capital LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate
By:	/s/ Nicole D. Kouba
Name:	Nicole D. Kouba
Title:	Vice President

FRANKLIN FLOATING RATE DAILY ACCESS FUND
By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

FRANKLIN FLOATING RATE MASTER SERIES
By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

FRANKLIN FLOATING RATE TRUST
By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

Harth CLO II Limited
By:	/s/ Michael E. Lewitt
Name:	Michael E. Lewitt
Title:	Authorized Signatory

LightPoint CLO 2004-I, Ltd.
By:	/s/ Timothy S. Van Kirk
Name:	Timothy S. Van Kirk
Title:	Managing Director

Nationwide Life Insurance Company
By:	/s/ Thomas S. Leggett
Name:	Thomas S. Leggett
Title:	Associate Vice President Public Bonds

Nationwide Mutual Fire Insurance Company
By:	/s/ Thomas S. Leggett
Name:	Thomas S. Leggett
Title:	Associate Vice President Public Bonds

Nationwide Mutual Insurance Company
By:	/s/ Thomas S. Leggett
Name:	Thomas S. Leggett
Title:	Associate Vice President Public Bonds

Oppenheimer Senior Floating Rate Fund
By:	/s/ Lisa Chaffee
Name:	Lisa Chaffee
Title:	AVP

HarbourView CLO IV, Ltd.
By:	/s/ Lisa Chaffee
Name:	Lisa Chaffee
Title:	AVP

HarbourView CLO V, Ltd.
By:	/s/ Lisa Chaffee
Name:	Lisa Chaffee
Title:	AVP

TORONTO DOMINION (NEW YORK), LLC
By:	/s/ Masood Pikree
Name:	Masood Pikree
Title:	Authorized Signatory

APEX (Trimaran) CDO I, LTD. By Trimaran Advisors, L.L.C.
By:	/s/ David M. Millison
Name:	David M. Millison
Title:	Managing Director

SAWGRASS TRADING LLC
By:	/s/ Meredith J. Koslick
Name:	Meredith J. Koslick
Title:	Assistant Vice President

JPMORGAN CHASE BANK
By:	/s/ Robert L. Mendoza
Name:	Rodber L. Mendoza
Title:	Vice President